UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 21, 2014

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 21, 2014, American Tower Corporation (the “Company”) issued a press release (the “TIM Press Release”) announcing that it has reached an agreement with TIM Celular S.A., a wholly-owned subsidiary of TIM Participações S.A., a publicly traded subsidiary of Telecom Italia S.p.A., to acquire two portfolios of towers in Brazil. The first portfolio includes approximately 5,240 towers. The second portfolio includes approximately 1,240 towers, which are subject to certain preemptive acquisition rights held by third parties. The total consideration is expected to be approximately 3.0 billion Brazilian Reais (approximately $1.2 billion at the current exchange rate), subject to customary adjustments. A copy of the TIM Press Release is furnished herewith as Exhibit 99.1.

On November 24, 2014, the Company issued a joint press release (the “Airtel Press Release”) with Bharti Airtel Limited announcing the entry into a definitive agreement, through Bharti Airtel Limited’s subsidiary company, Bharti Airtel International (Netherlands) BV (“Airtel”), under which the Company will acquire over 4,800 of Airtel’s communications towers in Nigeria. The total consideration is expected to be approximately $1.05 billion, subject to customary adjustments. A copy of the Airtel Press Release is furnished herewith as Exhibit 99.2.

The Company intends to finance each acquisition in a manner consistent with its previously announced leverage targets and expects each acquisition to close in the first half of 2015, subject to customary closing conditions, as well as regulatory approvals and certain other conditions.

Beginning on November 24, 2014, the Company intends to make available to investors presentation slides regarding the Company’s entrance into the Nigerian market. On that date, these presentation slides will be available on the Company’s website, www.americantower.com, under the Investor Relations tab.

Exhibits 99.1 and 99.2 are furnished herewith and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such exhibits be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	TIM Press Release, dated November 21, 2014.

99.2	Airtel Press Release, dated November 24, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

(Registrant)

Date: November 24, 2014	By:	/s/ THOMAS A. BARTLETT
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	TIM Press Release, dated November 21, 2014.

99.2	Airtel Press Release, dated November 24, 2014.